Exhibit 10.5

FORM OF

AMENDMENT

This Amendment is effective as of the 6th day of September 2019, by and between Ondas Networks Inc. (the “Company”) and the undersigned lender (the “Lender”).

Whereas, the Company is currently indebted to the Lender pursuant to promissory note(s) and/or any applicable loan agreement(s), as may have been amended from time to time, by and between the Company and the Lender (the “Loan”); and

Whereas, the parties wish to amend the definition of “Next Equity Financing” contained in the Form of Loan Extension Amendment by and between the Company and Lender, effective July 31, 2019 (“July 2019 Amendment”), as set forth below.

It is hereby agreed:

1.	The reference to $8,000,000 in the defined term “Next Equity Financing” included in the “July 2019 Amendment” shall be removed and replace with $5,000,000.
2.	All other terms applicable to the Loan shall continue in full force and effect.

COMPANY	LENDER
Ondas Networks Inc.

By:___________________________________	By: __________________________________
Name: Eric Brock, CEO	Name/As: _____________________________
Agreed and accepted: ____________________	Agreed and accepted: ____________________